UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2018

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2018, the board of directors (the “Board”) of Kadant Inc. (the “Company”) increased the Board size to six members and appointed Erin L. Russell as a director of the Company. Ms. Russell, whose term will begin on January 1, 2019, was appointed to the class of directors the term for which expires at the Company’s 2021 annual meeting of stockholders.

The Board has determined that Ms. Russell is independent under applicable standards of the New York Stock Exchange and the Company’s corporate governance guidelines.

For her service as a non-employee director of the Company, Ms. Russell will receive the compensation described under the caption “Director Compensation” in the Company’s proxy statement as filed with the Securities and Exchange Commission on March 29, 2018, including the award of restricted stock units. She will also be subject to the Company’s stock ownership guidelines for members of the Board. An indemnification agreement on the Company’s standard form will be entered into with Ms. Russell.

Ms. Russell is not related to any of the Company's directors or executive officers.  There are no related person transactions between the Company, on the one hand, and Ms. Russell or her immediate family members, on the other hand, reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company in connection with Ms. Russell’s appointment is furnished with this Form 8-K and attached hereto as Exhibit 99.

The information presented under this Item 7.01 (including Exhibit 99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibit relating to Item 5.02 and Item 7.01 shall be deemed to be furnished and not filed.

Exhibit No.	Description of Exhibits

99	Press Release dated December 10, 2018, announcing the appointment of Erin L. Russell to the Board of Directors.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: December 10, 2018	By:	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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